1 Investor Presentation May 8, 2014 May 8, 2014 Investor Presentation TM Exhibit 99.1

2
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words
such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.
For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at
www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at
www.mrcglobal.com.
Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.
Statement Regarding Use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit.  They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP.  Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results.  They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company.
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Investor Presentation
May 8, 2014
Forward Looking Statements and Non-GAAP Disclaimer

By the Numbers Industry Sectors
Product
Categories
Business
2014 Sales
Guidance
$5.65B Upstream Line Pipe / OCTG
Locations 400+
Countries
•
Operations
•
Direct Sales
(>$100,000)
•
All countries
19
45+
90+
Midstream Valves
Customers 19,000+
Suppliers 20,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 230,000+
Company Snapshot
MRO
73%
Projects
27%
U.S.
75%
Canada
13%
Europe / Asia
Pacific
12%
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry
1. Percentage of sales for the twelve months ended March 31, 2014.
2. MRO revenue generated from broad based contracts covering both ongoing capital and operating needs of customers.
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Investor Presentation
May 8, 2014
Model

Investor Presentation
May 8, 2014
MRC Revenue Diversification by Industry Sector
Transmission
17%
Drilling &
Completion
Tubulars
8%
Production
Infrastructure,
Materials &
Supplies
37%
Gas Utility
11%
Other/
Industrial
15%
Refining
7%
Chemical
5%
Note: Percentage of sales for the twelve months ended March 31, 2014.
Upstream
45%
Downstream  27% 28%  Midstream

By Product Line
MRC Revenue Diversification
Note: Percentage of sales for the twelve months ended March 31, 2014.
By Geography
Houston, TX Edmonton, AB Bradford, UK
Singapore Perth, AU Stavanger, NO
12%
13%
17%
17%
18%
23%
Asia / Europe
Canada
Gulf Coast
Southwest
Western US
Eastern US
29%
22%
21%
19%
9%
Valves
Fittings & Flanges
General Oilfield
Products
Line Pipe
OCTG
29%
21%
22%
19%
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Investor Presentation
May 8, 2014
9%

Benefits of MRC
• Supplier Registration / Preferred Supplier List
• Global delivery footprint
• Approximately $1B in global inventory
• Global sourcing from 35+ countries
Integrated Supply Chain Services
• Cost Savings and Efficiencies
• Technical Assistance / Product Recommendation
• Warehouse and Logistics Management
• Inventory Consignment / Just-in-Time Delivery
• Customized IT Solutions
Why Customers Choose Distribution & MRC
Generating savings and efficiencies for our customers
while enabling them to focus on their core competencies

Investor Presentation
May 8, 2014

Downstream
Midstream
Upstream
MRC plays a vital role in the complex, technical, global energy supply chain
Long-Term Supplier & Customer Relationships
CUSTOMERS SUPPLIERS IOCs
Phillips 66 Valero
DOW DuPont
Marathon
Petroleum
Access
Midstream
AGL
Resources
Atmos
NiSource PG&E Williams
DCP
Midstream
Chesapeake
Energy
ConocoPhillips Devon
Apache Anadarko CNRL
Hess
Husky
Energy
Marathon
Oil
Statoil
Energy Carbon Steel
Tubular Products
Valves
Fittings, Flanges and General
Use Products
Tenaris
TMK-
IPSCO
U.S.
Steel
CSI Tubular
JMC
Wheatland
Balon Cameron Flowserve
Kitz Neway Velan
Boltex
Bonney
Forge
Chevron
Phillips
Chemical
Tube
Forgings of
America
WL Plastics

Investor Presentation
May 8, 2014

Investor Presentation
May 8, 2014
Today
10 – 15 Years Ago Next 1 to 5 Years
Changing PVF Energy Distribution Landscape
Consolidating energy industry benefits global players
Decentralized
Procurement
• PVF purchasing
handled locally
• Separate contracts by
product class
Centralized
Procurement
• Purchasing more
consolidated
• Contracts by end segment
• Contracts cover PVF
• Customers align with
suppliers with size/scale
Global
Procurement
• Global upstream /
midstream / downstream
PVF contracts

MRC Global

MRC Branches
Corporate Headquarters
Regional Distribution Centers
Valve Automation Centers

Where Our Customers Need Us To Be
Leading industrial distributor of PVF globally to the energy sectors
North America International
Branches U.S. = 130+
Canada = 40+
55+
Distribution Centers
U.S.= 8
Canada = 1
U.K. = 1
Singapore = 1
Australia = 2
Netherlands = 1
Norway = 1
Valve Automation Centers
U.S. =13
Canada = 1
13
Pipe Yards
U.S. = 95+
Canada = 20+
10

Investor Presentation
May 8, 2014

End Market Opportunities
Global E&P Spending
2
1. Percentage of sales for the  twelve months ended March 31, 2014.
2. Source: Barclays 2014 E&P Spending Outlook.
3. Source: Pipeline Safety and Hazardous Materials Administration. Wall Street Journal article titled “Gas-Pipeline Operators Sweat Test”, September 8, 2011 for the 10 states with the most miles of natural-gas pipeline built before 1970.
4. Source: Industrial Info Resources: October 2013.
millions
millions
Upstream 45% Midstream 28% Downstream 27%
MRC Revenue Mix by End Market
1
63%
Built
Before
1970
37%
Built
After
1970
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Investor Presentation
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$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
2012A 2013E 2014E 2015E 2016E 2017E
United States
Canada
Outside North America
$-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
2012A 2013E 2014E 2015E 2016E 2017E
> New North American Shale
Infrastructure
> Aging U.S. Infrastructure and New
Legislation To Drive Pipeline
Replacement and Additional
Automated Valve Sales
3
Petroleum Refining & Chemical
Processing Spend in North
America
4

Investor Presentation
May 8, 2014
Strategic Objectives
•
2013:
•
Celanese – Global, PVF
•
NiSource – U.S., MRO, PVF
•
Williams – U.S., PVF, Midstream
•
Chevron Phillips Chemical – U.S., PVF,
Downstream
•
BP – Global, PFF, Upstream, Projects
•
BP – N.A., Downstream valves, Europe
Downstream
•
2014:
•
Chevron – Kazakhstan, PFF Future Growth
Project, Thailand & Australia, MRO, PVF
•
ConocoPhillips – Lower 48 & Canada, MRO,
PVF
Execute Global Preferred Supplier Contracts

Strategic Objectives
Growth from Mergers & Acquisitions
1. Percentage of sales for the twelve months ended March 31, 2014.
Organic Growth
All Other -
19,000+ customers
Targeted Growth Accounts
Top 1 - 25
Customer Mix – Sales
1
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Investor Presentation
May 8, 2014
23%
50%
• Focus on valve and valve automation
• Strengthen offerings in stainless and alloy
PFF
Rebalance Product Mix to Higher
Margin Items
• Add product lines to complete global PVF
offerings and geographies for scale and expertise
• 2013:
• Flow Control Products – Permian Basin
• Flangefitt Stainless – UK
• 2014:
• Stream AS – Norway
• NAWAH/MRC/US Steel Tubular Products
consortium  – Iraq
27%
• Target  Accounts: develop the
“next 75” customers

Strategic Expansion into Offshore
• Top 4 largest offshore markets = $100 billion E&P spend
• Norway is the largest
• MRC revenue mix
•
Pre Stream
acquisition – approx. 98% onshore, 2% offshore
•
Post Stream
acquisition – approx. 92% onshore, 8% offshore
1. Source: Rystad Energy, 2013
($billions)
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Investor Presentation
May 8, 2014
$32
$30
$23
$23
$15
$14
$13
$12
$10
$8
Norway
Brazil
USA
Great Britain
Angola
Mexico
Kingdom of Saudi Arabia
Nigeria
Australia
Malaysia
Stream 2013 Sales by Division
Valve
Management
38%
Instrumentation
36%
Pipe, Fittings
& Flanges
26%
Top 10 Global Offshore E&P Markets (2012)
1

MRC Global

Date	Acquisition	Rationale	Region	Revenue ($ millions)
Oct-08	LaBarge	Midstream	U.S.	$ 233
Oct-09	Transmark	International valve platform	Europe and Asia	346
May-10	South Texas Supply	Domestic shale	Eagle Ford Shale - South Texas	9
Aug-10	Dresser Oil Tools Supply	Domestic shale	Bakken Shale - North Dakota	13
Jun-11	Stainless Pipe and Fittings	Projects	Australia / SE Asia	91
Jul-11	Valve Systems and Controls	Valve automation	U.S. Gulf of Mexico	13
Mar-12	OneSteel Piping Systems	International PVF expansion	Australia	174
Jun-12	Chaparral Supply	Domestic shale	Mississippian Lime - Oklahoma / Kansas	71
Dec-12	Production Specialty Services	Domestic shale	Permian Basin / Eagle Ford shale	127
Jul-13	Flow Control Products	Valve automation	Permian Basin / Eagle Ford shale	28
Dec-13	Flangefitt Stainless	Stainless/Alloys	United Kingdom	24
Jan-14	Stream	International Offshore PVF	Norway	271
				$ 1.4 Billion +

Note:  Reflects reported revenues for the year of acquisition
M&A - Track Record of Strategic Acquisitions
Acquisition Priorities
International branch platform for “super majors” E&P spend
Branch platforms/infrastructure for North American shale plays
Global valve and valve automation
Global stainless/alloys
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Investor Presentation
May 8, 2014
•
•
•
•

Financial Overview 15 Investor Presentation May 8, 2014

Investor Presentation
May 8, 2014
1Q 2014 Highlights
•
•
•
($ millions)
3/31/2014 12/31/2013 3/31/2013
U.S. $ 625 $ 470 $ 456
Canada 88 90 69
International 318 198 163
$ 1,031 $ 758 $ 688
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Investor Presentation
May 8, 2014
Stream acquisition closed – January 2014
Backlog increased
SG&A cost saving initiatives

Investor Presentation
May 8, 2014
Financial Metrics
Sales Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
7.0%
8.5%
($ in millions, except per share data)
Y-o-Y
Growth
24% (5%) 12%
Y-o-Y
Growth
29% (17%) 10%
7.5% 8.3% 7.4% 7.8%  -
7.3%
8.0% 6.4%
Y-o-Y
Growth
15% (6%) 8%
Diluted EPS
Y-o-Y
Growth
259% 21%
17.6% 19.0% 19.3% 20.5%  -
19.5%
20.1% 19.5%
$1,190
Three Months Ended
March 31
Three Months Ended
March 31
Three Months Ended
March 31
Three Months Ended
March 31
$4,832
$5,571
$5,231
$5,500
$1,305
$1,306
2011 2012 2013 2014
Guidance
2013 2014
$5,800
$850
$1,058
$1,009
$1,070
$262
$254
2011 2012 2013 2014
Guidance
2013 2014
$360
$463
$386
$400
$104
$84
2011 2012 2013 2014
Guidance
2013 2014
$450
$0.34
$1.22
$1.48
$0.45
$0.23
2011 2012 2013 2013 2014

Balance Sheet Metrics
Total Debt Capital Structure
Cash Flow from Operations
Net Leverage
($ in millions)
March 31, 2014
Cash and Cash Equivalents $ 30
Total Debt
Term Loan B due 2019, net of discount 785
Global ABL Facility due 2017 529
Total Debt $ 1,314
Total Equity $ 1,366
Total Capitalization $ 2,680
Three Months Ended
March 31
1. The net leverage ratio is 3.3x pro forma for the acquisition of Stream and Flangefitt
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Investor Presentation
May 8, 2014
$1,527
$1,257
$987
$1,314
2011 2012 2013 March 31, 2014
$(103)
$240
$324
$174
$(74)
2011 2012 2013 2014
Guidance
2013 2014
$200
4.1x
2.6x 2.5x
3.5x
2011 2012 2013
March 31, 2014
3x
2x
(including current portion):
Target range 2x-3x
1
$175

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Investor Presentation
May 8, 2014
Macro drivers
•
Growth in global energy consumption
driving investment
•
Increased global production
•
Need for additional energy infrastructure
•
Expansion of downstream energy
conversion businesses
Investment Thesis Summary
Leading global PVF distributor to the energy sector
MRC attributes
•
Ability to capitalize on global energy
investment across all sectors
•
Long term global customer & supplier
relationships
•
Strong cash flow from operations
•
Strong balance sheet

Investor Presentation
May 8, 2014

Appendix 20 Investor Presentation May 8, 2014

Investor Presentation
May 8, 2014
Adjusted EBITDA Reconciliation
March 31 December 31
($ in millions)
2014 2013 2013 2012 2011
Net income $ 23.5 $ 46.2 $ 152.1 $ 118.0 $ 29.0
Income tax expense 13.2 25.0 84.8 63.7 26.8
Interest expense 15.1 15.3 60.7 112.5 136.8
Increase (Decrease) in LIFO reserve 1.3 (3.1) (20.2) (24.1) 73.7
Expenses associated with refinancing - - 5.1 1.7 9.5
Loss on early extinguishment of debt - - - 114.0 -
Depreciation and amortization 5.2 5.4 22.3 18.6 17.0
Amortization of intangibles 15.7 13.2 52.1 49.5 50.7
Change in fair value of derivative instruments 3.6 (0.6) (4.7) (2.2) (7.0)
Equity-based compensation expense 1.8 1.9 15.5 8.5 8.4
Loss on sale of Canadian progressive cavity pump business 6.2 -
Executive separation expense (cash portion) - - 0.8 - -
Insurance charge - - 2.0 - -
Foreign currency losses (gains) (1.6) (0.2) 12.9 (0.8) (0.6)
Pension settlement - - - 4.4 -
Legal and consulting expenses - - - - 9.9
Joint venture termination - - - - 1.7
Other expense (income) - 0.8 3.0 (0.6) 4.6
Adjusted EBITDA $ 84.0 $ 103.9 $ 386.4 $ 463.2 $ 360.5

Investor Presentation
May 8, 2014
March 31 December 31
($ in millions) 2014 2013 2013 2012 2011
Gross Profit $ 232.1 $ 246.6 $ 954.8 $ 1,013.7 $ 708.2
Depreciation and amortization 5.2 5.4 22.3 18.6 17.0
Amortization of intangibles 15.7 13.2 52.1 49.5 50.7
Increase (Decrease) in LIFO reserve 1.3 (3.1) (20.2) (24.1) 73.7
Adjusted Gross Profit $ 254.3 $ 262.1 $1,009.0 $ 1,057.7 $ 849.6
Adjusted Gross Profit Reconciliation